Exhibit 99.1

Playtika Holding Corp. Reports Q1 2024 Financial Results
Revenue of $651.2 million and Direct-to-Consumer (“DTC”) Revenue of $171.5 million
DTC Platforms Revenue Increased 6.1% Sequentially and 13.2% Year Over Year
GAAP Net Income of $53.0 million and Credit Adj. EBITDA of $185.6 million
Announces Inaugural $150 million Share Repurchase Program

Herzliya, Israel - May 9, 2024 - Playtika Holding Corp. (NASDAQ: PLTK) today released financial results for its first quarter for the period ending March 31, 2024.

Financial Highlights

•Revenue of $651.2 million increased 2.1% sequentially and decreased (0.8)% year over year.
•DTC platforms revenue of $171.5 million increased 6.1% sequentially and 13.2% year over year.
•Net income of $53.0 million increased 42.1% sequentially and decreased (37.0)% year over year.
•Credit Adjusted EBITDA of $185.6 million decreased (1.7)% sequentially and (16.7)% year over year.
•Cash and cash equivalents totaled $1.0 billion as of March 31, 2024.

“We are fully committed to execution, building on our operational advancements,” said Robert Antokol, Chief Executive Officer. “The actions we are taking, including restructuring our executive team and streamlining leadership, are designed to position us to return to growth in the mobile gaming sector, enhancing decision-making and creating potential for increased value for our players and shareholders.”

“Our direct-to-consumer business continues to show strength, driven by our focused efforts on player retention and the longevity of our players in our games,” said Craig Abrahams, President and Chief Financial Officer. “Additionally, our inaugural share repurchase authorization is consistent with our previously announced capital allocation principles, emphasizing our ongoing commitment to delivering shareholder value.”

Selected Operational Metrics and Business Highlights

•Average Daily Paying Users of 309K increased 1.0% sequentially and decreased (5.2)% year over year.
•Average Payer Conversion of 3.5%, flat vs. the prior quarter and down from 3.6% in the prior year period.
•Casual games revenue increased 2.9% sequentially and 1.3% year over year.
•Social casino-themed games revenue increased 1.4% sequentially and decreased (3.5)% year over year.
•Bingo Blitz revenue of $157.5 million increased 4.8% sequentially and decreased (1.0)% year over year.
•Solitaire Grand Harvest revenue of $77.8 million increased 2.7% sequentially and decreased (8.9)% year over year.
•Slotomania revenue of $135.4 million decreased (1.1)% sequentially and (7.6)% year over year.

Playtika Announces Quarterly Dividend and $150 Million Stock Repurchase Program

Playtika’s Board of Directors declared a cash dividend of $0.10 per share of our outstanding common stock, payable on July 5, 2024 to stockholders of record as of the close of business on June 21, 2024. Future dividends are subject to market conditions and approval by our Board of Directors.

Playtika’s Board of Directors also has authorized a stock repurchase program for up to $150 million of Playtika’s common stock. The program is intended to provide the company with the ability to offset the dilutive effects of equity awards granted to the company’s directors, officers, and employees.

Under the repurchase program, repurchases can be made from time to time using a variety of methods, which may include open market purchases, privately negotiated transactions or otherwise, all in accordance with the rules of the Securities and Exchange Commission and other applicable legal requirements. The specific timing, price and size of purchases will depend on prevailing stock prices, general economic and market conditions, and other considerations. The repurchase program does not obligate the company to acquire any particular amount of common stock, and the repurchase program may be suspended or discontinued at any time at the company’s discretion.

Financial Outlook

For the full year 2024 the company expects revenue to be within the previously provided range of $2.52 - $2.62 billion, Credit Adjusted EBITDA within a range of $730 - $770 million, and capital expenditures within a range of $110 - $115 million.

Conference Call

Playtika management will host a conference call at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) today to discuss the company’s results. The conference call can be accessed via a webcast accessible at investors.playtika.com. A replay of the call will be available through the website one hour following the call and will be archived for one year.

Summary Operating Results of Playtika Holding Corp.

	Three months ended March 31,
(in millions of dollars, except percentages, Average DPUs, and ARPDAU)	2024	2023
Revenues	$651.2	$656.2
Total cost and expenses	$553.1	$503.8
Operating income	$98.1	$152.4
Net income	$53.0	$84.1
Credit Adjusted EBITDA	$185.6	$222.7
Net income margin	8.1%	12.8%
Credit Adjusted EBITDA margin	28.5%	33.9%

Non-financial performance metrics
Average DAUs	8.8	9.1
Average DPUs (in thousands)	309	326
Average Daily Payer Conversion	3.5%	3.6%
ARPDAU	$0.81	$0.80
Average MAUs	32.8	30.2

About Playtika Holding Corp.

Playtika (NASDAQ: PLTK) is a mobile gaming entertainment and technology market leader with a portfolio of multiple game titles. Founded in 2010, Playtika was among the first to offer free-to-play social games on social networks and, shortly after, on mobile platforms. Headquartered in Herzliya, Israel, and guided by a mission to entertain the world through infinite ways to play, Playtika has employees across offices worldwide.

Forward Looking Information

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this press release, including statements regarding our business strategy, plans and our objectives for future operations, are forward-looking statements. Further, statements that include words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “intent,” “may,” “might,” “potential,” “present,” “preserve,” “project,” “pursue,” “should,” “will,” or “would,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment and industry. As a result, it is not possible for our management to assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated, predicted or implied in the forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•actions of our majority shareholder or other third parties that influence us;
•our reliance on third-party platforms, such as the iOS App Store, Facebook, and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies;
•our reliance on a limited number of games to generate the majority of our revenue;
•our reliance on a small percentage of total users to generate a majority of our revenue;
•our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models;
•our inability to identify acquisition targets that fit our strategy or complete acquisitions and integrate any acquired businesses successfully or realize the anticipated benefits of such acquisitions could limit our growth, disrupt our plans and operations or impact the amount of capital allocated to mergers and acquisitions;
•our ability to compete in a highly competitive industry with low barriers to entry;
•our ability to retain existing players, attract new players and increase the monetization of our player base;
•we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments;
•the impact of the COVID-19 pandemic or other health epidemics on our business and the economy as a whole;
•our controlled company status;

•legal or regulatory restrictions or proceedings could adversely impact our business and limit the growth of our operations;
•risks related to our international operations and ownership, including our significant operations in Israel, Ukraine and Belarus and the fact that our controlling stockholder is a Chinese-owned company;
•geopolitical events such as the Wars in Israel and Ukraine;
•our reliance on key personnel;
•market conditions or other factors affecting the payment of dividends, including the decision whether or not to pay a dividend;
•uncertainties regarding the amount and timing of repurchases under our stock repurchase program;
•security breaches or other disruptions could compromise our information or our players’ information and expose us to liability; and
•our inability to protect our intellectual property and proprietary information could adversely impact our business.

PLAYTIKA HOLDING CORP.
CONSOLIDATED BALANCE SHEETS
(In millions, except par value)

	March 31,	December 31,
	2024	2023
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$1,015.5	$1,029.7
Restricted cash	2.0	2.0
Accounts receivable	172.0	171.5
Prepaid expenses and other current assets	153.2	147.9
Total current assets	1,342.7	1,351.1
Property and equipment, net	120.8	119.9
Operating lease right-of-use assets	95.4	100.3
Intangible assets other than goodwill, net	295.8	311.2
Goodwill	984.9	987.2
Deferred tax assets, net	100.4	99.3
Investments in unconsolidated entities	48.4	54.4
Other non-current assets	156.3	151.6
Total assets	$3,144.7	$3,175.0

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Current maturities of long-term debt	$16.2	$16.8
Accounts payable	57.4	65.0
Operating lease liabilities, current	26.0	19.5
Accrued expenses and other current liabilities	392.5	438.3
Total current liabilities	492.1	539.6
Long-term debt	2,397.2	2,399.6
Contingent consideration	20.1	20.8
Other long-term liabilities, including employee related benefits	311.3	318.7
Operating lease liabilities, long-term	75.4	88.2
Deferred tax liabilities	29.0	29.6
Total liabilities	3,325.1	3,396.5
Commitments and contingencies
Stockholders' equity (deficit)
Common stock of $0.01 par value; 1,600.0 shares authorized; 371.0 and 370.0 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	4.1	4.1
Treasury stock at cost (51.8 shares at both March 31, 2024 and December 31, 2023)	(603.5)	(603.5)
Additional paid-in capital	1,288.4	1,264.9
Accumulated other comprehensive income	22.3	20.6
Accumulated deficit	(891.7)	(907.6)
Total stockholders' deficit	(180.4)	(221.5)
Total liabilities and stockholders’ deficit	$3,144.7	$3,175.0

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In millions, except for per share data)
(Unaudited)

	Three months ended March 31,
	2024	2023
Revenues	$651.2	$656.2
Costs and expenses
Cost of revenue	177.0	185.7
Research and development	106.9	102.4
Sales and marketing	190.4	143.7
General and administrative	71.8	72.0
Impairment charge	7.0	—
Total costs and expenses	553.1	503.8
Income from operations	98.1	152.4
Interest and other, net	23.2	28.6
Income before income taxes	74.9	123.8
Provision for income taxes	21.9	39.7
Net income	53.0	84.1
Other comprehensive income (loss)
Foreign currency translation	(4.0)	3.1
Change in fair value of derivatives	5.7	(7.8)
Total other comprehensive income (loss)	1.7	(4.7)
Comprehensive income	$54.7	$79.4

Net income per share attributable to common stockholders, basic	$0.14	$0.23
Net income per share attributable to common stockholders, diluted	$0.14	$0.23
Weighted-average shares used in computing net income per share attributable to common stockholders, basic	370.5	364.6
Weighted-average shares used in computing net income per share attributable to common stockholders, diluted	370.8	365.1

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Three months ended March 31,
	2024	2023
Cash flows from operating activities	$29.6	$20.5
Cash flows from investing activities
Purchase of property and equipment	(14.0)	(5.0)
Capitalization of internal use software costs	(10.6)	(8.1)
Purchase of software for internal use	(10.3)	(2.1)
Other investing activities	(1.0)	(0.2)
Net cash used in investing activities	(35.9)	(15.4)
Cash flows from financing activities
Repayments on bank borrowings	(4.8)	(4.8)
Payment of tax withholdings on stock-based payments	(0.7)	(1.3)
Net cash used in financing activities	(5.5)	(6.1)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(2.4)	(0.4)
Net change in cash, cash equivalents and restricted cash	(14.2)	(1.4)
Cash, cash equivalents and restricted cash at the beginning of the period	1,031.7	770.4
Cash, cash equivalents and restricted cash at the end of the period	$1,017.5	$769.0

Non-GAAP Financial Measures

Credit Adjusted EBITDA is a non-GAAP financial measure and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, or any other performance measure in each case as determined in accordance with GAAP.

Below is a reconciliation of Credit Adjusted EBITDA to net income, the closest GAAP financial measure. Our Credit Agreement defines Adjusted EBITDA (which we call “Credit Adjusted EBITDA”) as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) impairment charges, (vi) stock-based compensation, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items. We calculate Credit Adjusted EBITDA Margin as Credit Adjusted EBITDA divided by revenues.

Credit Adjusted EBITDA and Credit Adjusted EBITDA Margin as calculated herein may not be comparable to similarly titled measures reported by other companies within the industry and are not determined in accordance with GAAP. Our presentation of Credit Adjusted EBITDA and Credit Adjusted EBITDA Margin should not be construed as an inference that our future results will be unaffected by unusual or unexpected items.

RECONCILIATION OF NET INCOME TO CREDIT ADJUSTED EBITDA
(In millions)

	Three months ended March 31,
	2024	2023
Net income	$53.0	$84.1
Provision for income taxes	21.9	39.7
Interest expense and other, net	23.2	28.6
Depreciation and amortization	39.2	39.1
EBITDA	137.3	191.5
Stock-based compensation(1)	23.7	29.2
Impairment charge	7.0	—
Contingent consideration	2.9	—
Acquisition and related expenses(2)	2.2	1.2
Other items(3)	12.5	0.8
Credit Adjusted EBITDA	$185.6	$222.7
Net income margin	8.1%	12.8%
Credit Adjusted EBITDA margin	28.5%	33.9%
_________

(1)    Reflects, for all periods, stock-based compensation expense related to the issuance of equity awards to our employees.
(2)    Amounts for all periods primarily relate to expenses incurred by the Company in connection with the evaluation of strategic alternatives for the Company.
(3)    The amount for the three months ended March 31, 2024 consists primarily of $12.1 million incurred by the Company for severance. The amount for the three months ended March 31, 2023 consists primarily of $0.6 million incurred by the Company for severance.

Contacts

Investor Relations	Press Contact
Tae Lee	Eric Barnes
Tael@playtika.com	Eric.barnes@trailrunnerint.com